UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 21, 2007
Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.
(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret,
France
            (Address of principal executive offices)
(408) 953-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01	Other Events.
     On May 17, 2007, Business Objects S.A. (the “Company”) issued a press release announcing that it will host an analyst day meeting on May 21, 2007 in conjunction with the Company’s Insight Europe 2007 Conference in Berlin, Germany. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. An excerpt from the Insight Europe 2007 presentation is attached hereto as Exhibit 99.2. The Insight Europe 2007 slides are available on our investor relations web page at www.businessobjects.com.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 17, 2007

99.2	Excerpt from Insight Europe Analyst Day Presentation Slides dated May 21, 2007

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 21, 2007

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 17, 2007

99.2	Excerpt from Insight Europe Analyst Day Presentation Slides dated May 21, 2007